                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated June 1, 1998, (98-5), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 16, 1998 to November 16, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 29th day of October, 1998.

                                            GREEN TREE FINANCIAL CORP.




                                            BY: /s/ Phyllis A. Knight
                                                --------------------------
                                                Phyllis A. Knight
                                                Senior Vice President and
                                                Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.54%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-5
                             CLASS A-1 CERTIFICATES
                                 MONTHLY REPORT
                                    Oct-1998

                                                       CUSIP NO. 393505-H70
                                                       TRUST ACCOUNT  #3336677-0
                                                       REMITTANCE DATE 11/02/98

                                                                Total $                 Per $1,000
                                                                 Amount                  Original
                                                             ---------------         ---------------
A.   (1a) Amount available( including Monthly Servicing
          Fee)                                                  4,119,375.95
                                                             ---------------
     (b)  Class M-1 Interest Deficiency Amount (if any)
          and Class B-1 Interest Deficiency Amount (if
          any) withdrawn for prior Remittance Date                      0.00
                                                             ---------------
     (c)  Amount Available after giving effect to
          withdrawal of Class M-1 Interest Deficiency
          Amount and Class B-1 Interest Deficiency
          Amount for prior Remittance Date                      4,119,375.95
                                                             ---------------

2.   Interest
         a. Class A-1 Remittance Rate (6.54%)                           6.54%
                                                             ---------------
         b. Class A-1 Interest                                  1,569,399.13              5.21054038
                                                             ---------------         ---------------
     (3)  Amount applied to:
         a. Unpaid Class A-1 Interest Shortfall                         0.00                       0
                                                             ---------------         ---------------

     (4)  Remaining:
         a. Unpaid Class A-1 Interest Shortfall                         0.00                       0
                                                             ---------------         ---------------
B.   Principal
     (5)  Formula Principal Distribution  Amount                1,763,070.94                     N/A
                                                             ---------------         ---------------
         a. Scheduled Principal                                   144,187.52                     N/A
                                                             ---------------         ---------------
         b. Principal Prepayments                               1,372,986.13                     N/A
                                                             ---------------         ---------------
         c. Liquidated Contracts                                   42,646.74                     N/A
                                                             ---------------         ---------------
         d. Repurchases                                                 0.00                     N/A
                                                             ---------------         ---------------
         e. Current Month Advanced Principal                      731,430.31                     N/A
                                                             ---------------         ---------------
         f. Prior Month Advanced Principal                       (528,179.76)                    N/A
                                                             ---------------         ---------------

     (6)  Pool Scheduled Principal Balance                    342,181,676.33
                                                             ---------------
     (7)  Adjusted Pool Principal Balance                     341,450,246.02            957.92664643
                                                             ---------------         ---------------
     (8)  Pool Factor                                             0.95792665
                                                             ---------------
    (10)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                      0.00
                                                             ---------------
    (11)  Class A-1 Percentage for such Remittance Date               91.17%
                                                             ---------------
    (12)  Class A-1 Percentage for the following
          Remittance Date                                             91.13%
                                                             ---------------
    (13)  Class A-1 Principal distribution                      1,763,070.94              5.85354748
                                                             ---------------         ---------------
    (14)  Class A-1 Principal Balance                         286,200,072.02
                                                             ---------------
   (14a)  Class A-1 Pool Factor                                   0.92263972            950.20890653
                                                             ---------------         ---------------
    (15)  Unpaid Class A-1 Principal Shortfall
          (if any)following current Remittance Date                     0.00
                                                             ---------------

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

    (16)  31-59 days                                            2,128,821.16                      56
                                                             ---------------         ---------------
    (17)  60 days or more                                       1,475,961.09                      28
                                                             ---------------         ---------------
    (18)  Current Month Repossessions                              75,418.85                       3
                                                             ---------------         ---------------
    (19)  Repossession Inventory                                  161,554.55                       6
                                                             ---------------         ---------------
    (20)  Weighted Average Contract Rate                             9.09377
                                                             ---------------

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.54%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-5
                             CLASS A-1 CERTIFICATES
                                 MONTHLY REPORT
                                    Oct-1998
                                     PAGE 2

                                                       CUSIP NO. 393505-H70
                                                       TRUST ACCOUNT  #3336677-0
                                                       REMITTANCE DATE 11/02/98

CLASS M-1 DISTRIBUTION TEST AND CLASS B DISTRIBUTION TEST
(APPLICABLE ON AND AFTER THE REMITTANCE DATE OCCURRING IN JANUARY 2002)

(21) Average Sixty - Day Delinquency Ratio Test

     (a)  Sixty - Day Delinquency Ratio for current
          Remittance Date                                              0.48%
                                                             ---------------

     (b)  Average Sixty - Day Delinquency Ratio
          (arithmetic average of ratios for this month
          and two preceding months; may not exceed
          3.5%)                                                        0.21%
                                                             ---------------

(22) AverageThirty - Day Delinquency Ratio  Test

     (a)  Thirty - Day Delinquency Ratio for current
          Remittance Date                                              1.10%
                                                             ---------------

     (b)  Average Thirty - Day Delinquency Ratio
          (arithmetic average of ratios for this month
          and two preceding months; to be satisfied may
          not exceed 5.5%)                                             0.66%
                                                             ---------------

(23) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for current
          Remittance Date (as a percentage of Cut-off
          Date Pool Principal Balance; to be satisfied
          may not exceed 5.5% from January 1, 2002 to
          December 31, 2002, 6.5% from January 1, 2003
          to December 31, 2003, 8.5% from January 1,
          2004 to December 31, 2004 and 9.5%
          thereafter)                                                  0.00%
                                                             ---------------

(24) Current Realized Losses Test

     (a)  Current Realized Losses for current
          Remittance Date                                          18,674.44
                                                             ---------------

     (b)  Current Realized Loss Ratio (total Realized
          Losses for the most recent three months,
          multiplied by 4, divided by arithmetic
          average of Pool Scheduled Principal Balances
          for third preceding Remittance and for
          current Remittance Date; to be satisfied, may
          not exceed 2.25%)                                            0.02%
                                                             ---------------

(25) Class M-1 Principal Balance Test

     (a)  The sum of Class M-1 Principal Balance and
          Class B Principal Balance (before
          distributions on current Remittance Date)
          divided by Pool Scheduled Principal Balance
          as of preceding Remittance Date (must equal
          or exceed 22.5%)                                            16.10%
                                                             ---------------

(26) Class B Principal Balance Test

     (a)  Class B Principal Balance (before any
          distributions on current Remittance Date) as
          of such Remittance date greater than
          $17,000,000.00                                       30,300,174.00
                                                             ---------------

     (b)  Class B Principal Balance (before any
          distributions on current Remittance Date)
          divided by pool Scheduled Principal Balance
          as of preceding Remittance Date is equal to
          or greater than 11.25%.                                      8.83%
                                                             ---------------

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.71%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-5
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                    Oct-1998
                                     Page 3

                                                       CUSIP NO. #393505 H96
                                                       TRUST ACCOUNT  #3336677-0
                                                       REMITTANCE DATE 11/02/98

                                                                Total $                 Per $1,000
                                                                 Amount                  Original
                                                             ---------------         ---------------
CLASS M-1 CERTIFICATES
----------------------

(27) Amount available( including Monthly Servicing Fee)          786,905.88
                                                             ---------------
A.   Interest

(28) Aggregate interest
     (a)  Class M-1 Remittance Rate 6.71%, unless
          Weighted Average Contract Rate is below
          6.71%)                                                       6.71%
                                                             ---------------
     (b)  Class M-1 Interest                                      139,512.08              5.59166653
                                                             ---------------         ---------------

(29) Amount applied to Class M-1 Interest Deficiency
     Amount                                                             0.00
                                                             ---------------
(30) Remaining unpaid Class M-1 Interest Deficiency
     Amount                                                             0.00
                                                             ---------------
(31) Amount applied to:
     a.   Unpaid Class M-1 Interest Shortfall                           0.00                       0
                                                             ---------------         ---------------

(32) Remaining:
     a.   Unpaid Class M-1 Interest Shortfall                           0.00                       0
                                                             ---------------         ---------------

B.   Principal

(33) Formula Principal Distribution Amount                              0.00                     N/A
                                                             ---------------         ---------------

     a.   Scheduled Principal                                           0.00                     N/A
                                                             ---------------         ---------------
     b.   Principal Prepayments                                         0.00                     N/A
                                                             ---------------         ---------------
     c.   Liquidated Contracts                                          0.00                     N/A
                                                             ---------------         ---------------
     d.   Repurchases                                                   0.00                     N/A
                                                             ---------------         ---------------

(34) Class M-1 Principal Balance                               24,950,000.00           1000.00000000
                                                             ---------------         ---------------

(35a) Class M-1 Pool Factor                                       1.00000000
                                                             ---------------

(36) Class M-1 Percentage for such Remittance Date                     0.00%
                                                             ---------------
(37) Class M-1 Principal Distribution:

     a.   Class M-1 (current)                                           0.00              0.00000000
                                                             ---------------         ---------------

     b.   Unpaid Class M-1 Principal Shortfall (if any)
          following prior Remittance Date                               0.00
                                                             ---------------

(38) Unpaid Class M-1 Principal Shortfall (if any)
     following current Remittance Date                                  0.00
                                                             ---------------

(39) Class M-1 Percentage for the following Remittance
     Date                                                              0.00%
                                                             ---------------

PLEASE CONTACT FIRST TRUST N.A., BONDHOLDER RELATIONS: (612) 973-5800 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.18% 7.99%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-5
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                    Oct-1998

                                                      CUSIP NO. # 393505-H88 J29
                                                      TRUST ACCOUNT  #3336677-0
                                                      REMITTANCE DATE 11/02/98
CLASS B1 CERTIFICATES
---------------------

                                                                Total $                 Per $1,000
                                                                 Amount                  Original
                                                             ---------------         ---------------
     (1)  Amount Available less the Class A
          Distribution Amount and Class M-1
          Distribution Amount (including Monthly
          Servicing Fee)                                          647,393.80
                                                             ---------------
     (2)  Class B-1 Remittance Rate (7.18% unless
          Weighted Average Contract Rate is below
          7.18%)                                                       7.18%
                                                             ---------------

     (3)  Aggregate Class B1 Interest                              95,972.67              5.98333354
                                                             ---------------         ---------------

     (4)  Amount applied to Unpaid Class B1 Interest
          Shortfall                                                     0.00                    0.00
                                                             ---------------         ---------------

     (5)  Remaining Unpaid Class B1 Interest Shortfall                  0.00                    0.00
                                                             ---------------         ---------------

     (6)  Amount applied to Class B-1 Interest
          Deficiency Amount                                             0.00
                                                             ---------------

     (7)  Remaining Unpaid Class B-1 Interest
          Deficiency Amount                                             0.00
                                                             ---------------

     (8)  Unpaid Class B-1 Principal Shortfall (if any)
          following prior Remittance Date                               0.00
                                                             ---------------

     (8a) Class B Percentage for such Remittance Date                   0.00
                                                             ---------------

     (9)  Current Principal (Class B Percentage of
          Formula Principal Distribution Amount)                        0.00              0.00000000
                                                             ---------------         ---------------

     (10a) Class B1 Principal Shortfall                                 0.00
                                                             ---------------

     (10b) Unpaid Class B1 Principal Shortfall                          0.00
                                                             ---------------

     (11) Class B Principal Balance                            30,300,174.00
                                                             ---------------

     (12) Class B1 Principal Balance                           16,040,000.00
                                                             ---------------

     (12a) Class B1 Pool Factor                                   1.00000000
                                                             ---------------

PLEASE CONTACT FIRST TRUST N.A., BONDHOLDER RELATIONS: (612) 973-5800 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.18% 7.99%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-5
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                    Oct-1998
                                     PAGE 2

                                                      CUSIP NO. # 393505-H88 J29
                                                      TRUST ACCOUNT  #3336677-0
                                                      REMITTANCE DATE 11/02/98

                                                                Total $                 Per $1,000
                                                                 Amount                  Original
                                                             ---------------         ---------------
CLASS B2 CERTIFICATES
---------------------
     (13) Remaining Amount Available                              551,421.13
                                                             ---------------

     (14) Class B-2 Remittance Rate ( 7.99% unless
          Weighted Average Contract Rate is less than
          7.99%)                                                       7.99%
                                                             ---------------

     (15) Aggregate Class B2 Interest                              94,948.99              6.65833320
                                                             ---------------         ---------------

     (16) Amount applied to Unpaid Class B2 Interest
          Shortfall                                                     0.00                    0.00
                                                             ---------------         ---------------

     (17) Remaining Unpaid Class B2 Interest Shortfall                  0.00                    0.00
                                                             ---------------         ---------------

     (18) Unpaid Class B2 Principal Shortfall (if any)
          following prior Remittance Date                               0.00
                                                             ---------------

     (19) Class B2 Principal Liquidation Loss Amount                    0.00
                                                             ---------------

     (20) Class B2 Principal (zero until class B1 paid
          down: thereafter, Class B Percentage of
          formula Principal Distribution Amount)                        0.00              0.00000000
                                                             ---------------         ---------------

     (21) Guarantee Payment                                             0.00
                                                             ---------------

     (22) Class B2 Principal Balance                           14,260,174.00
                                                             ---------------

     (22a) Class B2 Pool Factor                                   1.00000000
                                                             ---------------

Class B-3I Certificates
-----------------------
     (23) Monthly Servicing Fee (deducted from
          Certificate Account balance to arrive at
          Amount Available if the Company or Green Tree
          Financial Servicing Corporation is not the
          Servicer; deducted from funds remaining after
          payment of Class A Distribution Amount, Class
          M-1 Distribution Amount, Class B-1
          Distribution Amount and Class B-2
          Distribution Amount, if the Company or Green
          Tree Financial Servicing Corp. is the
          Servicer)                                               143,225.62
                                                             ---------------

     (24) Class B-3I Formula Distribution Amount (all
          Excess Interest plus Unpaid Class B-3I
          Shortfall)                                              313,246.52
                                                             ---------------

     (25) Class B-31 Distribution Amount (remaining
          Amount Available)                                             0.00
                                                             ---------------

     (26) Class B-3I Shortfall (27-28)                                  0.00
                                                             ---------------

     (27) Unpaid Class B-3I Shortfall                                   0.00
                                                             ---------------

     (28) Class M-1 Interest Deficiency on such
          Remittance Date                                               0.00
                                                             ---------------

     (29) Class B-1 Interest Deficiency on such
          Remittance Date                                               0.00
                                                             ---------------